UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 16, 2011
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)

50 Old Webster Road
 Oxford, Massachusetts 01540
 (Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Compensation Committee (the “Committee”) of the Board of Directors of IPG Photonics Corporation (the “Company”) has taken the actions described below relating to the compensation of the “named executive officers,” as such term is defined in Item 402(a)(3) of Regulation S-K, of the Company as of December 31, 2010 and certain other executive officers of the Company.

The Committee approved extensions of the employment agreements for the following named executive officers and other executive officers: Eugene Scherbakov, Ph.D., Managing Director of  IPG Laser GmbH and Director, Timothy P.V. Mammen, Chief Financial Officer and Vice President, Angelo P. Lopresti, General Counsel, Secretary and Vice President, George H. BuAbbud, Ph.D., Vice President-Telecommunications Products, William S. Shiner, Vice President-Industrial Markets, and Alexander Ovtchinnikov, Ph.D., Vice President-Components.

Their employment agreements were to terminate December 31, 2011. Under the amendments to the employment agreements approved by the Committee, the termination dates of the employment agreements have been extended to December 31, 2012.  Each of such executive officers have signed an amendment to his employment agreement. The employment agreement of Dr. Valentin Gapontsev, Chief Executive Officer and Chairman of the Board, has not been amended because it expires on December 31, 2012.

The foregoing description of the amendments to the employment agreements does not purport to be complete and is qualified in its entirety by reference to the form of the amendments to employment agreements between the Company and the named executive officers and other executive officers, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

    Item 9.01                      Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit
Number	Description

10.1
Form of Third Amendment to Employment Agreement dated September 16, 2011, between the Registrant and each of Eugene Scherbakov, Timothy P.V. Mammen, Angelo P. Lopresti, George H. BuAbbud, William S. Shiner and Alexander Ovtchinnikov.

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION
September 19, 2011	By:	/s/ Angelo P. Lopresti
Angelo P. Lopresti
Vice President, General Counsel and
Secretary

Exhibits

Exhibit
Number	Description

10.1
Form of Third Amendment to Employment Agreement dated September 16, 2011, between the Registrant and each of Eugene Scherbakov, Timothy P.V. Mammen, Angelo P. Lopresti, George H. BuAbbud, William S. Shiner and Alexander Ovtchinnikov.

EXHIBIT 10.1
[FORM OF]

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

This Third Amendment to Employment Agreement (“Amendment” or “Third Amendment”), executed on this 16th day of September 2011, by and between IPG Photonics Corporation, a Delaware corporation having an office at 50 Old Webster Road, Oxford, MA 01540 (the “Corporation”) and ________________________ (“Executive”). The Corporation and Executive are referred to jointly below as the “Parties.”

WHEREAS, the Corporation and Executive previously entered into that certain Employment Agreement dated May 9, 2008, which was amended by that certain First Amendment to Employment Agreement, dated December 21, 2009 and that certain Second Amendment to Employment Agreement, dated September 16, 2010 (as amended, the “Employment Agreement”);

WHEREAS, the Employment Period in the Employment Agreement terminates on December 31, 2011; and

WHEREAS, the Corporation and Executive desire to extend the Employment Period.

NOW, THEREFORE, in consideration of the mutual terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.           Definitions.  Capitalized terms in this Amendment have the meanings assigned to them in the Employment Agreement, unless otherwise defined in this Amendment.

2.           Employment Period.  Section 2 of the Employment Agreement is amended by deleting “December 31, 2011” and replacing it with “December 31, 2012” effective as of the date first written in the introductory paragraph of this Amendment.

3.           Clarifying Certain Obligations of the Corporation Following Termination of the Employment Period.  The following sentence shall be inserted to follow the last sentence in the penultimate paragraph of Section 10(ii) of the Employment Agreement:  “The terms of this paragraph shall not survive the termination or expiration of this Agreement.”

4.           No Changes. Except as specifically modified in this Amendment, the Employment Agreement shall remain in full force and effect.

5.           Governing Law.  This Amendment shall be governed by, construed and enforced in accordance with the substantive laws of the Commonwealth of Massachusetts, without regard to its internal conflicts of law provisions.

6.           Execution in Counterparts.  This Amendment may be executed in one or more counterparts, and by the different Parties in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement (and all signatures need not appear on any one counterpart), and this Amendment shall become effective when one or more counterparts has been signed by each of the Parties hereto and delivered to each of the other Parties hereto.

7.           Entire Agreement/Amendment.  This Third Amendment, the Employment Agreement and the Restrictive Covenants referred to in the Employment Agreement, the First Amendment, and the Second Amendment constitute the entire agreement between the Parties with respect to the subject matter hereof and supersedes any and all other agreements, either oral or in writing, among the Parties hereto with respect to the subject matter hereof.  This Amendment may not be amended except by written agreement signed by both parties hereto.

8.           Capacity.  Executive and the Corporation hereby represent and warrant to the other that:  (i) Executive or the Corporation has full power, authority and capacity to execute and deliver this Amendment, and to perform Executive’s or the Corporation’s obligations hereunder; (ii) such execution, delivery and performance will not (and with the giving of notice or lapse of time or both would not) result in the breach of any agreements or other obligations to which Executive or the Corporation is a party or Executive or the Corporation is otherwise bound; and (iii) this Amendment is Executive’s or the Corporation’s valid and binding obligation in accordance with its terms.

IN WITNESS WHEREOF, this Third Amendment to Employment Agreement has been duly executed:

IPG PHOTONICS CORPORATION	EXECUTIVE
By: ________________________________	_____________________________________
Its: Chief Executive Officer	Print name: